Acquisitions (Details 1) (Transit Chek Acquisition [Member], USD $) In Millions, unless otherwise specified	Feb. 01, 2012
Transit Chek Acquisition [Member]
Net tangible assets acquired in acquisition
Cash	$ 48.3
Restricted cash	0.5
Accounts receivable	0.9
Inventory	3.9
Prepaid and other assets	0.1
Property and equipment	1.4
Customer obligations	(51.0)
Accounts payable and accrued expenses	(2.4)
Total allocation of purchase price	$ 1.7